Intangible assets (Tables)	6 Months Ended
Dec. 31, 2024
Intangible assets
Schedule of intangible assets

		Computer
	Goodwill	software	Trademark	Total
	US$	US$	US$	US$
Cost:
Balance at July 1, 2023 and June 30, 2024	16,735,211	3,645,232	1,393	20,381,836
Additions	—	75,600	—	75,600
Balance at December 31, 2024	16,735,211	3,720,832	1,393	20,457,436

Accumulated amortization
Balance at July 1, 2023	—	2,939,968	662	2,940,630
Amortization	—	457,317	139	457,456
Balance at June 30, 2024	—	3,397,285	801	3,398,086
Amortization	—	164,229	70	164,299
Balance at December 31, 2024	—	3,561,514	871	3,562,385

Carrying amount
Balance at June 30, 2024	16,735,211	247,947	592	16,983,750
Balance at December 31, 2024	16,735,211	159,318	522	16,895,051

Summary of key assumptions on which management has based its cash flow projections

	December 31,	June 30,
	2024	2024
	%	%
Revenue growth	5.0 - 69.0	7.0 - 41.0
Long-term growth rate	3.0	3.0
Discount rate	16.0	16.0